Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Royal Caribbean Cruises Ltd. (the “company”) Annual Report on Form 20-F for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Richard D. Fain, the Chief Executive Officer, and Luis E. Leon, the Chief Financial Officer, of the company each certifies to his knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The report fully complies with the applicable reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the report fairly presents in all material respects the financial condition and results of operations of the company.

Date: March 15, 2004

/S/ RICHARD D. FAIN —————————————— Richard D. Fain Chief Executive Officer
/S/ LUIS E. LEON —————————————— Luis E. Leon Chief Financial Officer